Exhibit 99.1

Edgewater Technology and Ancora Advisors Announce Results of Consent Solicitation

Wakefield, MA and Cleveland, OH – February 23, 2017 – Edgewater Technology, Inc. (“Edgewater” or the “Company”) (NASDAQ: EDGW) and Ancora Advisors, LLC (together with its affiliates, “Ancora”), a 9.2% stockholder of Edgewater, announced today that the Company has received consents from the holders of a majority of its common stock in respect of Ancora’s previously announced consent solicitation. The written consent of the Company’s stockholders removes four current members of the Board of Directors of Edgewater, replaces them with Ancora’s director nominees, and makes certain changes to the Company’s governing documents to enable such actions.

Effective as of February 16, 2017, the date on which Ancora presented the Company with the required number of shareholder consents, Ancora nominees Matthew Carpenter, Frederick DiSanto, Jeffrey L. Rutherford, and Kurtis J. Wolf joined Edgewater’s Board of Directors. Current Edgewater Directors Paul E. Flynn, Paul Guzzi, Michael R. Loeb and Wayne Wilson will no longer serve on the Board of Directors, effective as of February 16, 2017. Current Edgewater Directors Stephen R. Bova, Nancy L. Leaming, Shirley Singleton and Timothy Whelan will remain on the Board.

“We appreciate the feedback we have received from Edgewater stockholders and welcome our new directors to the Board,” commented Shirley Singleton, Edgewater’s chairman, president and CEO. “We look forward to working collaboratively to drive shareholder value and we will immediately begin to work on a smooth transition and onboarding of our new directors.”

“We are very pleased with the results of the consent solicitation and are eager to work together with the rest of Edgewater’s Board in unlocking underlying value.” commented Fred DiSanto, chairman and CEO of Ancora. “The Board recognizes the significant contributions made by the Company’s employees, its most valuable asset, and looks forward to working with them to grow the Company’s business.”

About Edgewater

Edgewater helps business leaders drive transformational change through its unique selection of business and technology services and specialized product-based solutions.

Classic consulting disciplines (such as business advisory, process improvement, organizational change management, M&A due diligence, and domain expertise) are blended with technical services (such as digital transformation, technical roadmaps, data and analytics services, custom development, and system integration) to help organizations get the most out of their existing IT assets while creating new digital business models.

Delivering both on premise and in the cloud, Edgewater partners with Oracle and Microsoft to offer Business Analytics, BI, ERP, and CRM solutions. Edgewater Ranzal, an Oracle Platinum Consulting Partner, provides Business Analytics solutions leveraging Oracle EPM, BI, and Big Data technologies. As an award-winning Microsoft partner, Edgewater Fullscope delivers Dynamics AX ERP, Business Intelligence, and CRM solutions, with a specialty in manufacturing.

About Ancora

Ancora Advisors, LLC, is a registered investment adviser with the Securities and Exchange Commission of the United States. Ancora offers comprehensive investment solutions for institutions and individuals in the areas of fixed income, equities, global asset allocation, alternative investments and retirement plans. A more detailed description of the company, its management and practices are contained in its “Firm Brochure” (Form ADV, Part 2A). A copy of this form may be received by contacting the company at: 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124, Phone: 216-825-4000, or by visiting the website, www.ancora.net/adv.

Forward Looking Statements

This document contains statements that may constitute forward-looking statements under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, growth, performance, tax consequences or achievements to be materially different from any future results, levels of activity, growth, performance, tax consequences or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, those listed below. The forward-looking statements included in this document are related to future events or the Company’s strategies or future financial performance, future revenue and growth, customer spending outlook, general economic trends, IT service demand, future revenue and revenue mix, utilization, new service offerings, significant customers, competitive and strategic initiatives, growth plans, potential stock repurchases, future results, tax consequences and liquidity needs. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “believe,” “anticipate,” “anticipated,” “expectation,” “continued,” “future,” “forward,” “potential,” “estimate,” “estimated,” “forecast,” “project,” “encourage,” “opportunity,” “goal,” “objective,” “could,” “expect,” “expected,” “intend,” “plan,” “planned,” “will,” “predict,” or the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company’s current plans or assessments which are believed to be reasonable as of the date of this document. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecasted, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (1) failure to obtain new customers or retain significant existing customers; (2) the loss of one or more key executives and/or employees; (3) changes in industry trends, such as a decline in the demand for Enterprise Resource Planning and Enterprise Performance Management solutions, custom development and system integration services and/or declines in industry-wide information technology spending, whether on a temporary or permanent basis and/or delays by customers in initiating new projects or existing project milestones; (4) inability to execute upon growth objectives, including new services and growth in entities acquired by our Company; (5) adverse developments and volatility involving geopolitical or technology market conditions; (6) unanticipated events or the occurrence of fluctuations or variability in the matters identified under “Critical Accounting Policies” in our 2015 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2016; (7) delays in, or the failure of, our sales pipeline being converted to billable work and recorded as revenue; (8) termination by customers of their contracts with us or inability or unwillingness of customers to pay for our services, which may impact our accounting assumptions; (9) inability to recruit and retain professionals with the high level of information technology skills and experience needed to provide our services; (10) failure to expand outsourcing services to generate additional revenue; (11) any changes in ownership of the Company or otherwise that would result in a limitation of the net operating loss carry forward under applicable tax laws; (12) the possibility that activist shareholders may wage proxy or consent contests or gain representation on or control of our Board of Directors, causing uncertainty about the direction of our business; (13) the failure of the marketplace to embrace advisory and product-based consulting services; (14) difficulties and costs associated with transitioning to the cloud; (15) the inability to achieve the expected synergies from our 2015 acquisitions; and/or (16) changes in the Company’s utilization levels. In evaluating these statements, you should specifically consider various factors described above as well as the risks outlined under “Part I—Item IA. Risk Factors” in our 2015 Annual Report.

These factors may cause the Company’s actual results to differ materially from those contemplated, projected, anticipated, planned or budgeted in any such forward-looking statements. Although the Company believes that the expectations in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, growth, earnings per share or achievements. However, neither the Company nor any other person assumes responsibility for the accuracy and completeness of such statements. Except as otherwise required, the Company undertakes no obligation to update any of the forward-looking statements after the date of this document to conform such statements to actual results.

Contacts

For Edgewater –

Company/Investor Contact:

Timothy R. Oakes

Chief Financial Officer

Phone: (781) 246-3343

E-mail: toakes@edgewater.com

Media Contact:

Sard Verbinnen & Co

Bryan Locke / Debbie Miller

Phone: (312) 895-4700

E-mail: blocke@sardverb.com/ dmiller@sardverb.com

For Ancora –

Investor Contact:

InvestorCom

John Glenn Grau

Phone: (203) 972-9300 Ext. 11